Consolidated Balance Sheets - USD ($) $ in Thousands		Dec. 31, 2025	Dec. 31, 2024
Current assets:
Cash and cash equivalents		$ 242,082	$ 197,660
Accounts receivable, net		79,681	77,074
Prepayment and other current assets, net		44,822	30,834
Total current assets		366,585	305,568
Property, plant and equipment, net		17	33
Intangible assets, net		34,734	40,531
Deferred tax assets			72
Unamortized produced content, net		17	16
Right-of-use assets		261	371
Other non-current assets		77
Total non-current assets		35,106	41,023
TOTAL ASSETS		401,691	346,591
Current liabilities:
Short-term bank loans		6,435	9,590
Accounts payable		2,744	2,039
Contract liabilities		1	27
Accrued liabilities and other payables		444	1,941
Other taxes payable		19,285	25,095
Lease liabilities current		127	109
Total current liabilities		31,789	39,901
Long-term bank loan			1,370
Lease liabilities non-current		134	250
Total non-current liabilities		134	1,620
TOTAL LIABILITIES		31,923	41,521
Shareholders’ Equity
Preferred shares (par value of $0.0001 per share; 2,000,000 shares authorized as of December 31, 2025 and 2024; nil and nil shares issued and outstanding as of December 31, 2025 and 2024, respectively)
Additional paid-in capital		137,734	113,485
Statutory reserve		1,411	1,411
Retained earnings		232,745	207,128
Accumulated other comprehensive loss		(2,441)	(17,041)
TOTAL CHEER HOLDING, INC SHAREHOLDERS’ EQUITY		369,683	304,993
Non-controlling interest		85	77
TOTAL SHAREHOLDERS’ EQUITY		369,768	305,070
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY		401,691	346,591
Class A Ordinary Shares
Shareholders’ Equity
Ordinary shares value	[1]	234	10
Class B Ordinary Shares
Shareholders’ Equity
Ordinary shares value
Related Party [Member]
Current liabilities:
Due to related parties		$ 2,753	$ 1,100

[1]	The shares and per share information are presented on a retroactive basis to reflect the share consolidation of Class A at a ratio of one-for-fiftieth (50) effective on December 22, 2025 (Note 1).